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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 33-53015




                       SUPPLEMENT TO THE PROSPECTUS OF
         DEAN WITTER NATIONAL MUNICIPAL TRUST DATED NOVEMBER 26, 1996

   On June 30, 1997, the Board of Trustees of Dean Witter National Municipal Trust (the "Fund") approved an Agreement and Plan of Reorganization between the Fund and Dean Witter Tax-Exempt Securities Trust ("Tax-Exempt"), pursuant to which the assets of the Fund would be combined with those of Tax-Exempt and shareholders of the Fund would become shareholders of Tax-Exempt, receiving shares of Tax-Exempt equal to the value of their holdings in the Fund (the "Reorganization"). On July 28, 1997, Tax-Exempt will begin offering its shares in multiple classes, each with different distribution arrangements and sales charges. Class B shares will be offered at net asset value without an initial sales charge but will under most circumstances be subject to a declining contingent deferred sales charge ("CDSC"). Shareholders of the Fund will receive Class B shares of Tax-Exempt in connection with the Reorganization.

   Shares of the Fund purchased prior to the Reorganization by trusts for which Dean Witter Trust Company or Dean Witter Trust FSB provides discretionary trustee services will convert to Class A shares of Tax-Exempt shortly after the Reorganization. The CDSC will not be applicable to such shares. Class A shares of Tax-Exempt are subject to lower ongoing distribution fees than those of Class B.

   The Reorganization is subject to the approval of shareholders of the Fund. A proxy statement formally detailing the proposal and the reasons for the Trustees' action, as well as information concerning Tax-Exempt, will be distributed to shareholders of the Fund.

June 30, 1997